UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	June 16, 2005
Date of earliest event reported:	June 10, 2005

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Pierce Road

Itasca, Illinois 60143

(Address of principal executive offices) (Zip Code)

(630) 773-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On June 14, 2005, OfficeMax Incorporated (the “Company”) announced that the Securities and Exchange Commission issued a formal order of investigation arising from the Company’s previously-announced internal investigation into its accounting for vendor income.  The Company launched its internal investigation in December 2004 when the Company received claims by a vendor to its retail business that certain employees acted inappropriately in requesting promotional payments and in falsifying supporting documentation.  The internal investigation was conducted under the direction of the Company’s audit committee and was completed in March 2005.  The Company intends to cooperate fully with the SEC.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the News Release, included as Exhibit 99.1 to this filing.  Exhibit 99.1 is incorporated by reference into this Item 8.01.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit 99.1                                    OfficeMax Incorporated News Release dated June 14, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2005

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description

99.1	OfficeMax Incorporated News Release dated June 14, 2005